                                                                 EXHIBIT 2


                             LETTER OF TRANSMITTAL

                                TO TENDER SHARES
                                       OF
                                 COMMON STOCK,
                            SERIES B PREFERRED STOCK
                                      AND
                            SERIES C PREFERRED STOCK
                                       OF

                                   QVC, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 11, 1994
                                       OF

                         QVC PROGRAMMING HOLDINGS, INC.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
           THURSDAY, SEPTEMBER 8, 1994, UNLESS THE OFFER IS EXTENDED.

                      To: The Bank of New York, DEPOSITARY

             By Mail:                  By Facsimile Transmission:       By Hand or Overnight Courier:
        Tender & Exchange                    (212) 815-6213                   Tender & Exchange
            Department                                                            Department
          P.O. Box 11248                 Confirm by Telephone:                101 Barclay Street
      Church Street Station                  (800) 507-9357               Receive and Deliver Window
     New York, NY 10286-1248                                                  New York, NY 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Common Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "The Tender Offer -- 3. Procedure for Tendering Shares" in the Offer to Purchase dated August 11, 1994. Stockholders who tender Common Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth under "The Tender Offer -- 3. Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2.

- --------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
- --------------------------------------------------------------------------------

                            NAME(S) AND ADDRESS(ES)
                            OF REGISTERED HOLDER(S)
                           (PLEASE FILL IN, IF BLANK,
                          EXACTLY AS NAME(S) APPEAR(S)
                            ON SHARE CERTIFICATE(S))
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------
                               SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                                  (ATTACH ADDITIONAL LIST IF NECESSARY)
- ---------------------------------------------------------------------------------------------------------
                            CLASS AND SERIES                  TOTAL NUMBER
  SHARE                     OF SHARES                          OF SHARES                NUMBER OF
  CERTIFICATE               REPRESENTED BY                   REPRESENTED BY               SHARES
  NUMBER(S)*                SHARE CERTIFICATE(S)         SHARE CERTIFICATE(S)*          TENDERED**
- ---------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------
                            TOTAL SHARES OF COMMON STOCK........................
                                                                                 ------------------------
                            TOTAL SHARES OF SERIES B PREFERRED STOCK............
                                                                                 ------------------------
                            TOTAL SHARES OF SERIES C PREFERRED STOCK............
- ---------------------------------------------------------------------------------------------------------
   * NEED NOT BE COMPLETED BY STOCKHOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
  ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY ANY CERTIFICATES
     DELIVERED TO THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.
- ---------------------------------------------------------------------------------------------------------

     NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

/ /    CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
       DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
       Name of Tendering Institution....................................................................
       Account No.....................................................................................at
                / /  The Depository Trust Company
                / /  Midwest Securities Trust Company
                / /  Philadelphia Depository Trust Company
       Transaction Code No. ............................................................................
/ /    CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
       PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH
       NOTICE OF GUARANTEED DELIVERY:
       Name(s) of Registered Stockholder(s).............................................................
       Window Ticket Number (if any): ..................................................................
       Date of Execution of Notice of Guaranteed Delivery...............................................
       Name of Institution which Guaranteed Delivery....................................................

                            ------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to QVC Programming Holdings, Inc., a Delaware corporation (the "Purchaser") to be wholly owned by Comcast Corporation, a Pennsylvania corporation ("Comcast") and Liberty Media Corporation, a Delaware corporation ("Liberty" and, together with Comcast, the "Parent Purchasers") and a wholly-owned subsidiary of Tele-Communications, Inc., the above-described shares (the "Shares") of Common Stock, $.01 par value per share (the "Common Stock"), and Series B Preferred Stock and Series C Preferred Stock, each $.10 par value per share (together, the "Preferred Stock"), of QVC, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $46 per share of Common Stock and $460 per share of Preferred Stock, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 11, 1994, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). For purposes of this Letter of Transmittal, "Common Shares" means the Shares of Common Stock and "Preferred Shares" means the Shares of Preferred Stock. The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase any or all Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 4, 1994) and any and all dividends thereon or distributions with respect thereto and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned rights with respect to the Shares (and all such other Shares or securities), with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates for such Shares (and all such other Shares and securities), or, in the case of Common Shares, transfer ownership of such Common Shares (and all such other Common Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, or as the undersigned's agent, of the purchase price, (b) present such Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Brian L. Roberts, John R. Alchin and Stanley L. Wang and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action for which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares and no subsequent powers of attorneys or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the right to require that, in order for such Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of the Purchaser any and all other distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby, the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Tender Offer -- 3. Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Stockholders tendering Common Shares by book-entry transfer may request that any Common Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of such Shares.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or Shares Certificates not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Common Shares tendered by book-entry transfer that are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

Issue check and/or certificates to:

Name............................................................................
                                 (Please Print)

Address.........................................................................

 ...............................................................................
                                                                  (Zip Code)

................................................................................
              (Taxpayer Identification No. or Social Security No.)
                        (See Substitute Form W-9 below)

/ / Credit unpurchased Common Shares tendered by book-entry transfer to the account set forth below:

Name of Account Party...........................................................

Account No. ................................................................. at

/ / The Depository Trust Company
/ / Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or Shares Certificates not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail check and/or certificates to:

Name............................................................................
                                 (Please Print)

Address.........................................................................

 ...............................................................................
                                                                  (Zip Code)

................................................................................
              (Taxpayer Identification No. or Social Security No.)

                                            SIGN HERE
                           (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
           ............................................................................
                                     Signature(s) of Owner(s)

           ............................................................................

           Dated................................................................., 1994

           Name(s) ....................................................................
                                          (Please Print)

           ............................................................................

           Capacity (full title) ......................................................

           Address ....................................................................
           ............................................................................
           ............................................................................
                                        (Include Zip Code)

           Area Code and Telephone No. ................................................

           Tax Identification or Social Security No. ..................................
                                                         (See Substitute Form W-9 on Reverse Side)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                                    Guarantee of Signature(s)
                            (If required -- See Instructions 1 and 5)

           Name of Firm ...............................................................

           Authorized Signature .......................................................

           Name .......................................................................

           Address ....................................................................

           Area Code and Telephone Number .............................................

           Dated................................................................., 1994

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 8)
                       PAYER'S NAME: THE BANK OF NEW YORK
- --------------------------------------------------------------------------------

SUBSTITUTE                 PART I -- PLEASE PROVIDE YOUR      ----------------------------------
FORM W-9                   TIN IN THE BOX AT THE RIGHT AND    Social Security Number
DEPARTMENT OF THE          CERTIFY BY SIGNING AND DATING      or
TREASURY INTERNAL          BELOW.                             ----------------------------------
  REVENUE SERVICE                                             Employer Identification Number
PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN)

- --------------------------------------------------------------------------------

                                    PART II

- --------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

- --------------------------------------------------------------------------------

 SIGNATURE_________________________________ DATE______________,1994/ PART III
                                                                     Awaiting TIN / /

- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

   Signature____________________________________Date _________________________

                           SECTION 1445 CERTIFICATION

                       A. FORM FOR INDIVIDUAL TRANSFERORS

     Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest, I,
               , hereby certify the following:

     1. I am not a nonresident alien for purposes of U.S. income taxation;
     2. My U.S. taxpayer identifying number (Social Security number) is
                        .

     3. My home address is:

                        --------------------------------------------------------

     I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

SIGNATURE                                              DATE               , 1994

                         B. FORM FOR ENTITY TRANSFERORS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by it, the undersigned hereby
certifies on behalf of                the following information with respect to
it:

     1. It is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).
     2. U.S. employer identification number:                         .
     3. Office address:

- --------------------------------------------------------------------------------

     It is understood that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the aforementioned entity.

SIGNATURE                                      DATE                       , 1994

TITLE

NOTE:  SEE INSTRUCTION 9 FOR INFORMATION REGARDING THIS FORM.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, in the case of Common Shares and for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Common Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase), is utilized, if delivery of Common Shares is to be made by book-entry transfer pursuant to the procedures set forth in "The Tender Offer -- 3. Procedures for Tendering Shares". Share Certificates, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Common Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary by the Expiration Date or, in the case of stockholders who hold Common Shares, who cannot complete the procedures for delivery by book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer -- 3. Procedures for Tendering Shares". Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (c) the Share Certificates or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Common Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary on the National Association of Securities Dealers, Inc. Automatic Quotation System/National Market System within five trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer -- 3. Procedures for Tendering Shares". If Shares are forwarded separately to the Depositary, each must be accompanied by a duly executed Letter of Transmittal (or facsimile thereof).

     THE PREFERRED SHARES ARE NOT ELIGIBLE FOR ADMISSION TO THE BOOK-ENTRY TRANSFER FACILITIES AND DELIVERY OF PREFERRED SHARES MAY NOT BE EFFECTED BY BOOK-ENTRY TRANSFER.

     The method of delivery of Share Certificates, this Letter of Transmittal and all other required documents including in the case of Common Shares, through Book-Entry Transfer Facilities, is at the option and sole risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly issued, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Except as noted in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     Except as provided in this Instruction 6, it will not be necessary for Transfer Tax Stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Common Shares by book-entry transfer may request that Common Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such Common Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      9. Withholding Under Section 1445. In addition to any applicable backup withholding, under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), the Depositary will withhold 10% of the amount of any payments made to foreign stockholders unless the Depositary receives from the Company the documentation necessary to avoid the withholding tax applicable to transfers of interest in a "United States real property holding corporation" as defined in
Section 897 of the Code. There can be no assurance that the necessary documentation will be obtained. Non-foreign stockholders who want to be assured of avoiding withholding under Section 1445 regardless of whether the necessary documentation is obtained from the Company must certify, under penalties of perjury, their non-foreign status by completing the Section 1445 Certification included in this Letter of Transmittal. Individuals should complete Form A and entities should complete Form B of the Section 1445 Certification.

     Failure to complete the Section 1445 Certification will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 10% of the amount of any payments made pursuant to the offer. Any amounts withheld under Section 1445 will be allowed as a credit against such stockholder's United States federal income tax liability and may entitle such stockholder to a refund, provided that the Internal Revenue Service determines that the Company is not a "United States real property holding corporation" and the required information is furnished to it.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SECTION 1445 CERTIFICATION MAY RESULT IN WITHHOLDING OF 10% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

     10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below.

     11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. Instructions will then be given as to what steps must be taken to obtain a replacement certificate(s). The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such missing certificate(s) have been followed.

     Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates of Shares and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

            By Mail:                By Facsimile Transmission:     By Hand or Overnight Courier:
       Tender & Exchange                  (212) 815-6213                 Tender & Exchange
           Department                 Confirm by Telephone:                  Department
         P.O. Box 11248                   (800) 507-9357                 101 Barclay Street
     Church Street Station                                              Receive and Deliver
    New York, NY 10286-1248                                                    Window
                                                                      New York, New York 10286

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Company's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Offer.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                            (212) 269-5550 (Collect)
                           (800) 735-3591 (Toll-Free)
                      The Dealer Manager for the Offer is:

                              LAZARD FRERES & CO.

                             One Rockefeller Plaza
                            New York, New York 10020
                         (212) 632-6000 (call collect)

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

     HOW TO OBTAIN A TAXPAYER IDENTIFICATION NUMBER. -- If you do not have a taxpayer identification number or don't know your number, apply for one immediately. To apply, obtain FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

     PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING. -- Payees specifically exempted from backup withholding on ALL payments include the following:

     (1) A corporation.

     (2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under section 403(b)(7).

     (3) The United States or any of its agencies or instrumentalities.

     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

     (6) An international organization or any of its agencies or instrumentalities.

     (7) A foreign central bank of issue.

     (8) A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     (9) A real estate investment trust.

     (10) An entity registered at all times during the tax year under the Investment Company Act of 1940.

     (11) A common trust fund operated by a bank under section 584(a).

     (12) A financial institution.

     Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

     - Payments to nonresident aliens subject to withholding under section 1441.

     - Payments to partnerships not engaged in trade or business in the U.S. and that have at least one nonresident partner.

     - Payments of patronage dividends not paid in money.

     - Payments made by certain foreign organizations.

     - Payments made to a nominee.

     Payments of interest generally not subject to backup withholding include the following:

     - Payments of interest on obligations issued by individuals.

  NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     - Payments described in section 6049(b)(5) to nonresident aliens.

     - Payments on tax-free covenant bonds under section 1451.

     - Payments made by certain foreign organizations.

     - Payments made to a nominee.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

     FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

     CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividends, interest, or other payments to furnish their correct taxpayer identification number to persons who must file information returns with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

     ---------------------------------------------------------------
                                               GIVE THE NAME AND
FOR THIS TYPE OF ACCOUNT:                      SOCIAL SECURITY
                                               NUMBER OF:
- ---------------------------------------------------------------
  1. Individual                                The individual
  2. Two or more individuals (joint            The actual owner of
     account)                                  the account or, if
                                               combined funds, the
                                               first individual on
                                               the account(1)
  3. Custodian account of a minor (Uniform     The minor(2)
     Gift to Minors Act)
  4. a. The usual revocable savings trust      The
        (grantor is also trustee)              grantor-trustee(1)
     b. So-called trust account that is not    The actual owner(1)
     a legal or valid trust under state law
  5. Sole proprietorship                       The owner(3)
     ---------------------------------------------------------------
                                               GIVE THE NAME AND
                                               EMPLOYER
FOR THIS TYPE OF ACCOUNT:                      IDENTIFICATION NUMBER
                                               OF:
- ---------------------------------------------------------------
  6. Sole proprietorship                       The owner(3)
  7. A valid trust, estate or pension trust    Legal entity(4)
  8. Corporate                                 The corporation
  9. Association, club, religious,             The organization
     charitable, educational, or other
     tax-exempt organization
 10. Partnership                               The partnership
 11. A broker or registered nominee            The broker or nominee
 12. Account with the Department of            The public entity
     Agriculture in the name of a public
     entity (such as a state or local
     government, school district, or
     prison) that receives agricultural
     program payments

- ------------------------------------------------------------------
              ------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE
      CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.